Exhibit 99.1

Company Registration No. 03048367 (England and Wales)

ioko365 Limited

Directors' Report and Financial Statements
For The Year Ended 30 September 2010

IOKO365 LIMITED

COMPANY INFORMATION

Directors	K I Tuzman	(Appointed 3 May 2011)
	G Campion	(Appointed 3 May 2011)
	R Smyth	(Appointed 3 May 2011)
	A Dunn	(Appointed 19 May 2011)

Company number	03048367

Registered office	1 Innovation Close
York Science Park
Heslington
York
YO10 5ZD

Auditors	Garbutt & Elliott LLP
Arabesque House
Monks Cross Drive
Huntington
York
YO32 9GW

Bankers	HSBC Bank Plc
13 Parliament Street
York
YO1 8XS

Solicitors	Eversheds
Bridgewater Place
Water Lane
Leeds
LS11 5DR

IOKO365 LIMITED

CONTENTS

Page

Directors' report	1 - 3

Report of independent registered public accounting firm	4

Statements of operations	5

Balance sheets	6

Cash flow statements	7

Notes to the cash flow statement	8

Notes to the financial statements	9 - 18

IOKO365 LIMITED

DIRECTORS' REPORT

FOR THE YEAR ENDED 30 SEPTEMBER 2010

The directors present their report and financial statements for the year ended 30 September 2010.

Principal activities and review of the business
ioko specialises in building and managing world-class software platforms on behalf of large corporate enterprises. Our customers look to ioko for thought leadership across key areas of technology. Our core business is the provisioning of over-the-top (OTT) rich media platforms for major network operators and broadcasters, supporting web, mobile and connected TV network environments. We have a secondary business line—which was our original product offering—managing healthcare data platforms for enterprise customers. Our OTT rich media platform business has been growing robustly for a number of years, while our secondary business line has been flat or declining.

We work in many countries around the globe and have the scale, resources and expertise to handle large, mission-critical platform deployments whilst maintaining the flexibility, speed and passion of a start-up. We believe in treating our customers, partners, and employees with respect and operate our business ethically and responsibly around the world.

In managing our business we have a number of key indicators that we use, in addition to the management accounts, to measure the performance of the business. These include but are not limited to the revenue booked per client, the profitability of our different operating lines and the day rate achieved by our chargeable professional services staff. These measures are monitored on a monthly basis and communicated to the relevant managers in the business to take remedial action where required.

Like any company, ioko is subject to macro economic risks from political and economic uncertainty, but ioko does keep a balance in its operations to ensure we are not overly exposed to any particular market segment, or geography. The principal risk to our business is of course the non-performance of our products and services to a level acceptable by our clients. Such non-performance may result in the loss of an important deployment or, indeed, in worst case, a client altogether. We have never experienced either of these scenarios given our high level of service delivery, and we constantly strive to discuss performance issues with clients as soon as possible and, where we both agree, modify service levels or deliverables to match clients’ evolving needs.

Financial instruments
The company does not actively use financial instruments as part of its financial risk management. It is exposed to the usual credit risk and cash flow risk associated with selling on credit and manages this through credit control procedures. The nature of its financial instruments means that they are not subject to a price risk or liquidity risk, other than set out below.

The company undertakes sales and purchases in US Dollars, which exposes it to foreign exchange rate risk. This risk is managed through the use of a US Dollar currency account.

Results and dividends
The results for the year are set out on page 5.

Interim ordinary dividends were paid amounting to £557,590. No final dividend is proposed.

The company made a profit before tax of £7,457,014. After a taxation charge of £1,630,638 and dividends paid of £557,590, £5,268,786 has been added to reserves.

Post balance sheet events
On 11 April 2011 the shareholders entered into a binding agreement to sell the entire share capital of the company to KIT digital Inc.  Both parties believe this transaction will see the Company continue to be exceptionally well placed to take advantage of the strong market position and reputation that the Company has established on a global basis.  The sale to KIT digital Inc. completed 3 May 2011 and on that date the company's share option holders exercised options over 142,657 'C' ordinary shares of 1p each for a total consideration of £572,327, including share premium.

IOKO365 LIMITED

DIRECTORS' REPORT (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2010

Directors
The following directors have held office since 1 October 2009:

M Christie	(Resigned 3 May 2011)
D J Griffiths	(Resigned 3 May 2011)
K I Tuzman	(Appointed 3 May 2011)
G Campion	(Appointed 3 May 2011)
M E Wittelsbach Von Baden	(Resigned 3 May 2011)
R Smyth	(Appointed 3 May 2011)
A Dunn	(Appointed 19 May 2011)

Employee involvement
The company's policy is to consult and discuss with employees, through staff meetings, matters likely to affect employees' interests.

Information on matters of concern to employees is given through team managers communicating with their team and making sure we achieve a common awareness on the part of all employees of the financial and economic factors affecting of the Company.

Disabled persons
The company's policy is to recruit disabled workers for those vacancies that they are able to fill. All necessary assistance with initial training courses is given. Once employed, a career plan is developed so as to ensure suitable opportunities for each disabled person. Arrangements are made, wherever possible, for retraining employees who become disabled, to enable them to perform work identified as appropriate to their aptitudes and abilities.

Auditors
The auditors, Garbutt & Elliott LLP, are deemed to be reappointed under section 487(2) of the Companies Act 2006.

IOKO365 LIMITED

DIRECTORS' REPORT (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2010

Statement of directors' responsibilities
The directors are responsible for preparing the Directors' Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgements and accounting estimates that are reasonable and prudent;
- state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Statement of disclosure to auditors
So far as the directors are aware, there is no relevant audit information of which the company's auditors are unaware. Additionally, the directors have taken all the necessary steps that they ought to have taken as directors in order to make themselves aware of all relevant audit information and to establish that the company's auditors are aware of that information.

On behalf of the board

A Dunn
Director
20 May 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS IOKO365 LIMITED

We have audited the accompanying balance sheets of ioko365 Limited as of September 30, 2010 and 2009, and the related statements of operations and cash flows for the years then ended, prepared in accordance with accounting principles generally accepted in the United Kingdom. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ioko365 Limited as of September 30, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 22 to the financial statements.

Garbutt & Elliott LLP
York, UK
May 20, 2011

IOKO365 LIMITED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED 30 SEPTEMBER 2010

		2010	2009
	Notes	£	£

Turnover	2	42,704,597	33,804,520

Cost of sales		(8,847,069)	(9,598,729)

Gross profit		33,857,528	24,205,791

Administrative expenses		(26,414,654)	(24,084,673)

Operating profit	3	7,442,874	121,118

Other interest receivable and similar income	4	14,140	30,618

Profit on ordinary activities before taxation		7,457,014	151,736

Tax on profit on ordinary activities	5	(1,630,638)	295,343

Profit for the year	13	5,826,376	447,079

The statements of operations have been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the statements of operations.

IOKO365 LIMITED

BALANCE SHEETS

AS AT 30 SEPTEMBER 2010

		2010		2009
	Notes	£	£	£	£

Fixed assets
Tangible assets	7		1,615,313		1,883,704

Current assets
Debtors	8	14,934,507		8,692,029
Cash at bank and in hand		5,023,567		2,682,708

		19,958,074		11,374,737
Creditors: amounts falling due within one year	9	(8,053,000)		(5,006,840)

Net current assets			11,905,074		6,367,897

Total assets less current liabilities			13,520,387		8,251,601

			13,520,387		8,251,601

Capital and reserves
Called up share capital	12		9,000		9,000
Share premium account	13		10,373		10,373
Other reserves	13		100,000		100,000
Profit and loss account	13		13,401,014		8,132,228

Shareholders' funds	14		13,520,387		8,251,601

Approved by the Board and authorised for issue on 20 May 2011

A Dunn
Director

Company Registration No. 03048367

IOKO365 LIMITED

CASH FLOW STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2010

		2010		2009
	£	£	£	£

Net cash inflow from operating activities		3,740,774		1,671,082

Returns on investments and servicing of finance
Interest received	14,140		30,618

Net cash inflow for returns on investments and servicing of finance		14,140		30,618

Taxation		136,362		313,519

Capital expenditure
Payments to acquire tangible assets	(992,827)		(982,918)

Net cash outflow for capital expenditure		(992,827)		(982,918)

Equity dividends paid		(557,590)		(120,705)

Net cash inflow before management of liquid resources and financing		2,340,859		911,596

Increase in cash in the year		2,340,859		911,596

IOKO365 LIMITED

NOTES TO THE CASH FLOW STATEMENT

FOR THE YEAR ENDED 30 SEPTEMBER 2010

1	Reconciliation of operating profit to net cash inflow from operating activities			2010	2009
				£	£

	Operating profit			7,442,874	121,118
	Depreciation of tangible assets			1,255,492	1,298,079
	Loss on disposal of tangible assets			5,726	-
	(Increase)/decrease in debtors			(6,409,478)	2,700,831
	Increase/(decrease) in creditors within one year			1,446,160	(2,448,946)

	Net cash inflow from operating activities			3,740,774	1,671,082

2	Analysis of net funds	1 October 2009	Cash flow	Other non-cash changes	30 September 2010
		£	£	£	£
	Net cash:
	Cash at bank and in hand	2,682,708	2,340,859	-	5,023,567

	Bank deposits	-	-	-	-
	Net funds	2,682,708	2,340,859	-	5,023,567

3	Reconciliation of net cash flow to movement in net funds			2010	2009
				£	£

	Increase in cash in the year			2,340,859	911,596

	Movement in net funds in the year			2,340,859	911,596
	Opening net funds			2,682,708	1,771,112

	Closing net funds			5,023,567	2,682,708

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2010

1	Accounting policies

1.1	Accounting convention

The financial statements are prepared under the historical cost convention.

Following the acquisition of the company by KIT Digital Inc., there has been a reallocation of all employment and subcontractor expenses from cost of sales to administrative expenses to align presentation with that of other group companies. To reflect this change in classification the comparative figures have been amended, with £16,541,607 now being included within administrative expenses.

1.2	Compliance with accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3	Turnover

Turnover represents amounts receivable for goods and services net of VAT and trade discounts.

In the case of long term contracts, turnover reflects the contract activity during the year and represents a proportion of total contract value consistent with the actual stage of completion of the work.

1.4	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

	Short term leasehold improvements	Straight line over the life of the lease
	Computer equipment	33% straight line
	Fixtures and fittings	25% straight line

1.5	Leasing
Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.6	Long term contracts

Amounts recoverable on long term contracts, which are included in debtors, are stated at the net sales value of the work done after provision for contingencies and anticipated future losses on contracts, less amounts received as progress payments on account. Excess progress payments are included in creditors as payments on account.

The attributable profit on long term contracts is recognised once their outcome can be assessed with reasonable certainty. The profit recognised reflects the proportion of work completed to date on the project. Full provision is made for losses on all contracts in the year in which the loss is first foreseen.

1.7	Pensions
The company operates a defined contribution scheme for the benefit of its employees. Contributions payable are charged to the profit and loss account in the year they are payable.

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

1	Accounting policies	(Continued)

1.8	Deferred taxation

Full provision is made for deferred tax arising from timing differences existing at the balance sheet date where there exists an obligation to pay more, or right to pay less tax, with the following exceptions:

 - Provision is made for tax on gains arising from revaluation of fixed assets, or gains on disposal of fixed assets that have been rolled over into replacement assets, only to the extent that, at the balance sheet date, there is a binding agreement to dispose of the assets concerned. However, no provision is made where, on the basis of all available evidence at the balance sheet date, it is more likely than not that the taxable gain will be rolled over into replacement assets and charged to tax only where the replacement assets are sold.

 - Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be sufficient taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax balances are not discounted and are calculated at the tax rates that are expected to apply in the periods in which timing differences are expected to reverse.

1.9	Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

1.10	Share based payments

In accordance with FRS 20 equity-settled share based payments are measured at fair value at the date of grant and are expensed on a straight line basis over the vesting period based on the company's estimate of shares that will eventually vest. Fair value is measured using the binomial pricing model.

2	Turnover

	Geographical market
		Turnover
		2010	2009
		£	£

	United Kingdom	30,646,614	29,441,132
	United States of America	9,866,493	4,330,012
	Rest of the World	2,191,490	33,376

		42,704,597	33,804,520

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

3	Operating profit	2010	2009
		£	£
	Operating profit is stated after charging:
	Depreciation of tangible assets	1,255,492	1,298,079
	Loss on disposal of tangible assets	5,726	-
	Operating lease rentals
	- Plant and machinery	1,267,712	589,572
	- Other assets	2,610,490	2,667,634

	and after crediting:
	Profit on foreign exchange transactions	(112,016)	(205,531)

	Auditors' remuneration

	Fees payable to the company's auditor for the audit of the company's annual accounts	10,500	7,600
	Corporation tax compliance	1,500	1,500
	All other services	32,665	2,900

		44,665	12,000

4	Investment income	2010	2009
		£	£

	Bank interest	14,140	30,618

		14,140	30,618

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

5	Taxation	2010	2009
		£	£
	Current year tax
	U.K. corporation tax	1,600,000	(167,000)
	Adjustment for prior years	30,638	17,547

	Current tax charge	1,630,638	(149,453)

	Deferred tax
	Deferred tax (credit)/charge current year	-	(145,890)

		1,630,638	(295,343)

	Factors affecting the tax charge for the year
	Profit on ordinary activities before taxation	7,457,014	151,736

	Profit on ordinary activities before taxation multiplied by standard rate of UK corporation tax of 28.00% (2009: 28.00%)	2,087,964	42,486

	Effects of:
	Non deductible expenses	18,821	55,101
	Depreciation add back	351,538	363,462
	Capital allowances	(265,575)	(266,466)
	Adjustments to previous periods	30,638	17,547
	Research and development tax credits	(523,000)	(349,204)
	Other tax adjustments	(69,748)	(12,379)

		(457,326)	(191,939)

	Current tax charge	1,630,638	(149,453)

6	Dividends	2010	2009
		£	£

	'A' Ordinary interim paid	300,000	38,000
	'B' Ordinary interim paid	257,590	82,705

		557,590	120,705

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

7	Tangible fixed assets
		Short term leasehold improvements	Computer equipment	Fixtures and fittings	Total
		£	£	£	£
	Cost
	At 1 October 2009	307,250	7,331,360	633,041	8,271,651
	Additions	12,825	942,340	37,662	992,827
	Disposals	-	(849,937)	-	(849,937)

	At 30 September 2010	320,075	7,423,763	670,703	8,414,541

	Depreciation
	At 1 October 2009	192,626	5,790,835	404,486	6,387,947
	On disposals	-	(844,211)	-	(844,211)
	Charge for the year	73,638	1,089,326	92,528	1,255,492

	At 30 September 2010	266,264	6,035,950	497,014	6,799,228

	Net book value
	At 30 September 2010	53,811	1,387,813	173,689	1,615,313

	At 30 September 2009	114,624	1,540,525	228,555	1,883,704

8	Debtors	2010	2009
		£	£

	Trade debtors	8,872,043	4,970,257
	Amounts recoverable on long term contracts	3,886,026	1,762,950
	Corporation tax	-	167,000
	Other debtors	617,914	143,541
	Prepayments and accrued income	1,277,634	1,367,391
	Deferred tax asset (see note 10)	280,890	280,890

		14,934,507	8,692,029

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

9	Creditors: amounts falling due within one year	2010	2009
		£	£

	Trade creditors	2,109,297	1,904,081
	Corporation tax	1,600,000	-
	Other taxes and social security costs	1,270,118	796,397
	Directors' current accounts	959	45,756
	Other creditors	478,908	657,470
	Accruals and deferred income	2,593,718	1,603,136

		8,053,000	5,006,840

10	Provisions for liabilities

	The deferred tax asset (included in debtors, note 8) is made up as follows:
		2010
		£

	Balance at 1 October 2009 & at 30 September 2010	(280,890)

		2010	2009
		£	£

	Decelerated capital allowances	(255,000)	(255,000)
	Other timing differences	(25,890)	(25,890)

		(280,890)	(280,890)

11	Pension and other post-retirement benefit commitments

	Defined contribution

The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the funds as set out below, of which £96,166 (2009 - £92,465) was accrued at the balance sheet date.

		2010	2009
		£	£

	Contributions payable by the company for the year	852,612	847,434

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

12	Share capital	2010	2009
		£	£
	Authorised
	600,000 'A' Ordinary shares of 1p each	6,000	6,000
	300,000 'B' Ordinary shares of 1p each	3,000	3,000

		9,000	9,000

	Allotted, called up and fully paid
	600,000 'A' Ordinary shares of 1p each	6,000	6,000
	300,000 'B' Ordinary shares of 1p each	3,000	3,000

		9,000	9,000

In addition to the above authorised shares there are 158,800 (2009 - 158,800) 'C' Ordinary shares of 1p each and 100,000 (2009 - 100,000) Undesignated shares of £1 each. None had been issued by the company in the year.

The 'A', 'B' and 'C' Ordinary shares rank pari passu in all respects, except with regards to voting, where each shareholder shall have one vote per share, except for the removal of an 'A' director, when the 'A' shares of those members voting against each resolution shall, upon a poll, carry three votes per share. The Undesignated shares shall, until all other shareholders determine, have no rights.

Share Options

The ioko365 All Employee Share Option Plan was adopted by the shareholders on 25 January 2002. Within the terms of the plan, the directors have powers to grant options over 'C' Ordinary shares of 1p each. The maximum number of options that may be granted is 15% of the equity of the company. At 30 September 2010, there were in issue 145,807 (2009 - 147,807) options to subscribe for 'C' Ordinary shares of 1p each. The exercise price of these options range between £2.42 and £8.21. Under the terms of the plan, options are exercisable when a realisable event occurs subject to the event being within 10 years of the date of the grant.  Subsequent to the year end, 142,657 share options were exercised as more fully disclosed in note 20.

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

13	Statement of movements on reserves
			Share premium account	Other reserves (see below)	Profit and loss account
			£	£	£

	Balance at 1 October 2009		10,373	100,000	8,132,228
	Profit for the year		-	-	5,826,376
	Dividends paid		-	-	(557,590)

	Balance at 30 September 2010		10,373	100,000	13,401,014

	Other reserves
	Capital redemption reserve
	Balance at 1 October 2009 & at 30 September 2010			100,000

14	Reconciliation of movements in shareholders' funds			2010	2009
				£	£

	Profit for the financial year			5,826,376	447,079
	Dividends			(557,590)	(120,705)

	Net addition to shareholders' funds			5,268,786	326,374
	Opening shareholders' funds			8,251,601	7,925,227

	Closing shareholders' funds			13,520,387	8,251,601

15	Financial commitments

	At 30 September 2010 the company was committed to making the following payments under non-cancellable operating leases in the year to 30 September 2011:

		Land and buildings		Other
		2010	2009	2010	2009
		£	£	£	£
	Operating leases which expire:
	Within one year	2,733,777	597,310	316,843	133,913
	Between two and five years	310,001	2,109,133	89,595	645,945

		3,043,778	2,706,443	406,438	779,858

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

16	Capital commitments	2010	2009
		£	£
	At 30 September 2010 the company had capital commitments as follows:

	Contracted for but not provided in the financial statements	119,620	-

17	Directors' remuneration	2010	2009
		£	£

	Remuneration for qualifying services	902,559	869,696
	Company pension contributions to defined contribution schemes	60,000	90,000

		962,559	959,696

	The number of directors for whom retirement benefits are accruing under defined contribution schemes amounted to 2 (2009 - 2).

	Remuneration disclosed above include the following amounts paid to the highest paid director:

	Remuneration for qualifying services	374,456	374,391
	Company pension contributions to defined contribution schemes	45,000	45,000

18	Employees

	Number of employees
	The average monthly number of employees (including directors) during the year was:
		2010	2009
		Number	Number

	Technical	270	263
	Directors	3	3
	Administration and support	25	21

		298	287

	Employment costs	2010	2009
		£	£

	Wages and salaries	15,941,382	15,286,549
	Social security costs	1,664,144	1,679,914
	Other pension costs	852,612	847,434

		18,458,138	17,813,897

IOKO365 LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 SEPTEMBER 2010

19	Control

At the balance sheet date, the company had no ultimate controlling party. Subsequent to the year end, the ultimate parent company became KIT digital Inc., as more fully disclosed in note 20.

20	Post balance sheet events

On 11 April 2011 the shareholders entered into a binding agreement to sell the entire share capital of the company to KIT digital Inc.  Both parties believe this transaction will see the Company continue to be exceptionally well placed to take advantage of the strong market position and reputation that the Company has established on a global basis.  The sale to KIT digital Inc. completed 3 May 2011 and on that date the company's share option holders exercised options over 142,657 'C' ordinary shares of 1p each for a total consideration of £572,327, including share premium.

21	Related party relationships and transactions

Included within creditors is an unsecured, interest free directors' current account balance of £959 (2009 - £45,756) owed to D J Griffiths. The maximum overdrawn during the year was £825.

Included within debtors are unsecured, interest free directors' loan account balances of £200 (2009 - £200) due from M E Wittelsbach Von Baden and £nil (2009 - £50,000) due from M Christie.  The maximum overdrawn amounts during the year were £200 and £50,000 respectively.

During the year £150,000 dividends each were paid to M Christie and D Griffiths and dividends amounting to £257,590 were paid to M E Wittelsbach Von Baden.

22	Summary of significant differences between UK GAAP and US GAAP

The annual financial statements included herein of ioko365 Limited were prepared in accordance with accounting principles generally accepted in the United Kingdom (“UK GAAP”) which can differ in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”).  A review of the accounting practices and policies of ioko365 Limited revealed that there were no significant adjustments necessary to the statements of operations and the balance sheets as of and for the years ended September 30, 2010 and 2009 that would be required if US GAAP were to be applied instead of UK GAAP.